AAM/Bahl & Gaynor Income Growth Fund (the “Fund”)

Class A (Ticker Symbol: AFNAX)

Class C (Ticker Symbol: AFYCX)

Class T (Ticker Symbol: AFNTX)

Class I (Ticker Symbol: AFNIX)

A series of Investment Managers Series Trust

Supplement dated December 29, 2017 to the

Summary Prospectus dated October 24, 2017.

Effective January 1, 2018 (the “Effective Date”), Advisors Asset Management, Inc. (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, by 0.15% to 1.08%, 1.83%, 1.08%, and 0.83% of the average daily net assets of the Fund’s Class A, Class C, Class T and Class I shares, respectively.

Accordingly, the “Fees and Expenses of the Fund” table on page 1 of the Summary Prospectus is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund or if you invest $250,000 or more in Class T shares in a single transaction. More information about these and other discounts is available from your financial professional and in the sections titled “YOUR ACCOUNT WITH THE FUND - Class A Shares” on page 16 of the Statutory Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Statutory Prospectus.

		Class A Shares		Class C Shares		Class T Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.50%		None		2.50%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[2]		1.00%[2]		None		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%		2.00%		2.00%
Wire fee		$20		$20		$20		$20
Overnight check delivery fee		$25		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.65%		0.65%		0.65%		0.65%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		0.25%		None
Other expenses[3]		0.31%		0.31%		0.31%		0.31%
Shareholder service fees	0.08%		0.08%		0.08%		0.08%
All other expenses	0.23%		0.23%		0.23%		0.23%
Acquired fund fees and expenses		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses[4]		1.22%		1.97%		1.22%		0.97%
Fees waived and/or expenses reimbursed		(0.13%)		(0.13%)		(0.13%)		(0.13%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[4,5]		1.09%		1.84%		1.09%		0.84%

1.	The expense information in the table has been restated to reflect the current expense cap, effective January 1, 2018.
2.	For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.
3.	Other expenses for Class T shares are estimated for the current fiscal year, based on current fees for the existing share classes.
4.	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
5.	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83%, 1.08% and 0.83% of the average daily net assets of the Class A, Class C, Class T and Class I Shares of the Fund, respectively. This agreement is in effect until October 31, 2027, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$655	$878	$1,118	$1,806
Class C Shares	$290	$579	$995	$2,159
Class T Shares	$358	$588	$836	$1,545
Class I Shares	$86	$268	$466	$1,037

You would pay the following expenses on Class C Shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$187	$579	$995	$2,159

Please file this Supplement with your records.